                                                                   Exhibit 10.11

                    1996 ANCILLARY AGREEMENT AMONG PARTNERS


          THIS 1996 ANCILLARY AGREEMENT AMONG PARTNERS (this "Agreement"), dated as of October 18, 1996, by and among Primestar Partners L.P., a Delaware limited partnership ("Primestar") and the general and limited partners of Primestar listed on the signature page hereof under the heading PARTICIPATING PARTNERS (the "Participating Partners"), GE Americom Services, Inc., a Delaware corporation ("GEA"), and its affiliate, GE American Communications, Inc., a Delaware corporation ("GE"),


                             W I T N E S S E T H  :
                             - - - - - - - - - -


          WHEREAS, the Participating Partners and GEA are the general and limited partners of Primestar, a Delaware limited partnership formed pursuant to the Limited Partnership Agreement, dated February 8, 1990, as amended (the "Partnership Agreement"); and

          WHEREAS, Primestar and GE propose to enter into an Amended and Restated Memorandum of Agreement (as the same may be amended from time to time, the "MOA") and, as provided in the MOA, a Service Agreement (as the same may be amended from time to time, the "Service Agreement") pursuant to which GE will provide, and Primestar will take, transponder service on the communications satellite denominated as GE-2 and potentially other GE satellites, which Primestar intends to use to provide services to its subscribers; and

          WHEREAS, GE's willingness to enter into the MOA and the Service Agreement and to provide transponder service pursuant thereto depends in material part on (i) the execution and delivery of a proposed Addendum Regarding Letters of Credit (herein such Addendum (including all schedules, exhibits and annexes thereto), as the same may be amended or modified from time to time, is referred to as the "LC Addendum") to be made and effective as of the ____ day of October, 1996, by GE and Primestar and (ii) the issuance for the benefit of GE of Letters of Credit in the Required LC Amount (as those terms are defined in the LC Addendum) to be in effect at the times specified in the LC Addendum; and

          WHEREAS, the LC Addendum contemplates that Primestar may (i) provide Primestar Primary LC's (as herein defined) for its own account to be issued for the benefit of GE in the Required LC

Amount or (ii) cause each Participating Partner to arrange for Partner Primary LC's (as herein defined) to be issued for the account of such Participating Partner or one or more of its affiliates in the amounts from time to time which are the product of (a) the Letter of Credit Percentage set forth opposite its name on Schedule 1 to the LC Addendum and (b) the Required LC Amount or (iii) provide a combination of Primestar Primary LC's and Partner Primary LC's in an aggregate amount not less than the Required LC Amount; and

          WHEREAS, in order for Primestar to provide Primestar Primary LC's, it may be necessary for each Participating Partner to provide, for the benefit of the issuer of a Primestar Primary LC, a Secondary LC (as herein defined) to be issued for the account of such Participating Partner or one or more of its affiliates; and

          WHEREAS, the Participating Partners and such affiliates (for the account of which there may be issued either Partner Primary LC's or Secondary LC's), through their direct and indirect ownership interests in Primestar, expect to derive substantial benefits from the MOA and the Service Agreement; and

          WHEREAS, the willingness of the Participating Partners to arrange for such Partner Primary LC's or Secondary LC's is conditioned upon the execution and delivery of this Agreement;

          NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants hereinafter set forth, agree as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following respective meanings:

          A. "Affiliate" shall have the meaning specified in the Partnership Agreement.

          B. "Collateral Account" shall mean the GE Collateral Account or the Secondary LC Collateral Account, as the case may be.

          C. "GE Collateral Account" shall mean the cash collateral account referred to in Section 2D of the LC Addendum, together with any related accounts, documents and agreements.

          D. "Letter of Credit" shall have the meaning specified in the LC Addendum, and shall not include a Secondary LC.

         E. "Letter of Credit Expiration Draw" means (i) with respect to a Primestar Primary LC or a Partner Primary LC, any draw pursuant to clause (a) of the third sentence of Article 2D of the LC Addendum and (ii) with respect to a Secondary LC, any draw, pursuant to the terms of a related Primestar Primary LC Reimbursement Agreement, which results from no replacement letter of credit having been issued for such Secondary LC within the period prior to expiration of such Secondary LC which is specified in the condition to such draw.

         F. "Letter of Credit Payment Draw" means with respect to a Primestar Primary LC or a Partner Primary LC, any draw under such Letter of Credit other than a draw pursuant to Section 2D of the LC Addendum.

         G. "Letter of Credit Rating Decline Draw" means (i) with respect to a Primestar Primary LC or a Partner Primary LC, any draw under such Letter of Credit pursuant to clause (b) of the third sentence of
              Article 2D of the LC Addendum and (ii) with respect to a Secondary LC, any draw pursuant to the terms of a related Primestar Primary LC Reimbursement Agreement which results from the failure of the issuer of such Secondary LC to maintain a required rating specified in the condition to such draw.

         H. "Non-Recourse Advance" means an advance by a Participating Partner to Primestar contemplated by the provisions of Section 5.06 of the Partnership Agreement which is a recourse obligation of Primestar only and not a recourse obligation of any partner of Primestar or any other person, as contemplated by Section 4 of the form of note attached as Exhibit I to the Partnership Agreement.

         I.   "Participating Partner Notes" means any
              notes issued by Primestar pursuant to the provisions of this Agreement.

         J. "Partners Committee" shall have the meaning specified in the Partnership Agreement.

         K. "Partnership Interests" shall have the meaning specified in the Partnership Agreement.

         L. "Partner Primary LC" means a Letter of Credit issued for the account of a Participating Partner or one of its Affiliates and for the benefit of GE.

         M. "Primestar Primary LC" means a Letter of Credit issued for the account of Primestar and for the benefit of GE.

         N. "Primestar Primary LC Reimbursement Agreement" means an agreement pursuant to which Primestar is obligated to reimburse the issuer of a Primestar Primary LC for draws thereon.

         O. "Required LC Amount" shall have the meaning specified in the LC Addendum.

         P. "Responsible Participating Partner" means, with respect to a particular letter of credit, the Participating Partner for whose account the letter of credit is issued. For this purpose, a letter of credit issued for the account of one or more Affiliates of such Participating Partner shall be deemed to have been issued for the account of such Participating Partner.

         Q. "Secondary LC" means a letter of credit issued for the account of a Participating Partner or one or more of its Affiliates and for the benefit of the issuer of a Primestar Primary LC and issued in connection with a Primestar Primary LC Reimbursement Agreement.

         R. "Secondary LC Collateral Account" shall mean a cash collateral account (and related accounts, documents and agreements) established in connection with a Primestar Primary LC Reimbursement Agreement for the purpose of receiving deposits of proceeds of draws on Secondary LC's which are not immediately applied to the payment of reimbursement obligations owing by Primestar under such Reimbursement Agreement but which rather are to be held as collateral security for the payment of such reimbursement obligations.


          2.  Letter of Credit Rating Decline Draw; Letter of Credit Expiration
              -----------------------------------------------------------------
Draw.  (A) In the event that there shall occur,  with respect to a Partner
----
Primary LC or a Secondary LC, a Letter of Credit Rating Decline Draw or a Letter of Credit Expiration Draw:

          (i) such draw shall be deemed to be a Non-Recourse Advance (approved by the Partners Committee) by the Responsible Participating Partner in the amount of such draw, which Non-Recourse Advance shall bear no interest for the first 90 days after the date of such draw, repayable as follows:

              (a) on the date on which any proceeds of such draw (and related investments) are remitted to Primestar or its designee, an aggregate amount of principal and interest on such Non-Recourse Advance (to be applied first to accrued and unpaid interest and thereafter to principal) up to the amount of such proceeds (and related investments) shall be payable by Primestar (any amount of such proceeds and investments in excess of the principal of and interest accrued under the stated terms of the note evidencing such Advance to be paid as additional interest thereon); provided that, if any of such proceeds are remitted to such Responsible Participating Partner or one of its Affiliates (as the designee of Primestar or otherwise), such remittance shall be deemed to be a payment by Primestar on such Non-Recourse Advance and shall be applied in accordance with the terms of this clause
                    (a);

               (b) subject to Section 4 hereof and Annex A hereto, on the date 60 days after the date on which any proceeds of such a draw with respect to a Partner Primary LC (and related investments) are withdrawn from the GE Collateral Account and applied by GE together, if appropriate, with the proceeds of one or more Letter of Credit Payment Draws to amounts due under the MOA and Service Agreement, an aggregate amount of principal and interest on such Non-Recourse Advance (to be applied first to accrued and unpaid interest and thereafter to principal) equal to the amount of such proceeds (and related investments) so applied shall be payable by Primestar (any amount of such proceeds and investments in excess of the principal of and interest accrued under the stated terms of the note evidencing such Advance to be paid as additional interest thereon);

               (c) subject to Section 4 hereof and Annex A hereto, on the date 60 days after the date on which any proceeds of such draw with respect to a Secondary LC (and related investments) are withdrawn from a Secondary LC Collateral Account and applied (together, if appropriate, with the proceeds of one or more contemporaneous draws on other Secondary LC's) to reimburse an issuing bank for a Letter of Credit Payment Draw with respect to a Primestar Primary LC, an aggregate amount of principal and interest on such Non-Recourse Advance with respect to such Secondary LC (to be applied first to accrued and unpaid interest and thereafter to principal) equal to the amount of such proceeds (and related investments) so applied shall be payable by Primestar (any amount of such proceeds and investments in excess of the principal of and interest accrued under the stated terms of the note evidencing such Advance to be paid as additional interest thereon); and

               (d) the balance, if any, shall be payable by Primestar as specified in Section 2(B) hereof;

        (ii) Primestar shall promptly issue to such Responsible Participating Partner a note substantially in the form of Exhibit I to the Partnership

               Agreement (modified to incorporate by reference the relevant provisions of this Agreement including Annex A hereto) payable to the order of such Responsible Participating Partner in the principal amount of, and dated the date of, such draw; and

        (iii) In the event that any proceeds of such draw (and/or related investments) are available to be remitted to Primestar or its designee at any time, under the terms of Article 2D of the LC Addendum or any comparable terms of a related Primestar Primary LC Reimbursement Agreement or Secondary LC Collateral Account agreement, Primestar, upon the request to Primestar of any Participating Partner, shall request that such amount be remitted to such Responsible Participating Partner in accordance with the LC Addendum or such Reimbursement Agreement or Secondary LC Collateral Account agreement.

        (B) In the event that there shall occur, with respect to a Primestar Primary LC, a Letter of Credit Rating Decline Draw or a Letter of Credit Expiration Draw, and such draw shall cause a draw on one or more Secondary LC's and/or a withdrawal from a Secondary LC Collateral Account of any proceeds of a Secondary LC draw (and related investments):


        (i) such draw on each such Secondary LC shall be deemed to be a Non-Recourse Advance (approved by the Partners Committee) by the Responsible Participating Partner in the amount of such draw on such Secondary LC, which Non-Recourse Advance shall bear no interest for the first 90 days after the date of such draw, and each such Non-Recourse Advance, and each Non-Recourses Advance which (under Section 2(A)(i) hereof) is deemed to have been made by the Responsible Participating Partner with respect to the Secondary LC the proceeds of which are so withdrawn, shall be repayable as follows:

               (a) on the date on which any proceeds of such draw on such Primestar Primary LC (and related investments) are remitted to Primestar or its designee, an aggregate amount of principal and interest on all such Non-Recourse Advances by all such Responsible Participating Partners (to be applied first to accrued and unpaid interest and thereafter to principal) up to the amount of such proceeds (and related investments) shall be payable by Primestar to all such Responsible Participating Partners pro rata based on the outstanding principal amounts of such Advances (any amount of such proceeds and investments in excess of the principal of and interest accrued under the stated terms of the notes evidencing such Advances to be retained by Primestar); and

               (b) subject to Section 4 hereof and Annex A hereto, on the date 60 days after the date on which any proceeds of such draw on such

                        Primestar Primary LC (and related investments) are withdrawn from the GE Collateral Account and applied by GE together, if appropriate, with the proceeds of one or more Letter of Credit Payment Draws to amounts due under the MOA and Service Agreement, an aggregate amount of principal and interest on all such Non-Recourse Advances by all such Responsible Participating Partners (to be applied first to accrued and unpaid interest and thereafter to principal) equal to the amount of such proceeds (and related investments) so applied shall be payable by Primestar to all such Responsible Participating Partners pro rata based on the outstanding principal amounts of such Advances (any amount of such proceeds and investments in excess of the principal of and interest accrued under the stated terms of the notes evidencing such Advances to be retained by Primestar);

            (ii) Primestar shall promptly issue to each such Responsible Participating Partner which is deemed to have made a Non-Recourse Advance in the amount of a draw on a Secondary LC under the preceding clause (i) a note substantially in the form of Exhibit I to the Partnership Agreement (modified to incorporate by reference the relevant provisions of this Agreement including Annex A hereto) payable to the order of such Responsible Participating Partner in the principal amount of, and dated the date of, such draw; and

            (iii) In the event that any proceeds of such draw on such Primestar Primary LC (and/or related investments) are available to be remitted to Primestar or its designee at any time under the terms of Article 2D of the LC Addendum, Primestar, upon the request to Primestar of any Participating Partner, shall request that such amount be remitted to such Responsible Participating Partner in accordance with the LC Addendum.


               3.   Letter of Credit Payment Draw.  (A) In the event that there
                    -----------------------------
shall occur, with respect to a Partner Primary LC, a Letter of Credit Payment
Draw:

              (i) such Letter of Credit Payment Draw shall be deemed to be a Non-Recourse Advance

                    (approved by the Partners Committee) by the Responsible Participating Partner in the amount of such Letter of Credit Payment Draw repayable by Primestar, subject to Section 4 hereof and Annex A hereto, 60 days after the date of such Letter of Credit Payment Draw; and

             (ii) Primestar shall promptly issue to such Responsible Participating Partner a note substantially in the form of
                    Exhibit I to the Partnership Agreement (modified to incorporate by reference the relevant provisions of this Agreement including Annex A hereto) payable to the order of such Responsible Participating Partner in the principal amount of, and dated the date of, such Letter of Credit Payment Draw.

             (B) In the event that there shall occur, with respect to a Primestar Primary LC, a Letter of Credit Payment Draw, and such draw shall cause a draw on one or more Secondary LC's:

             (i) such draw on each such Secondary LC shall be deemed to be a Non-Recourse Advance (approved by the Partners Committee) by the Responsible Participating Partner in the amount of such draw repayable by Primestar (subject to Section 4 hereof and Annex A hereto) 60 days after the date of such Letter of Credit Payment Draw on such Primestar Primary LC; and

             (ii) Primestar shall promptly issue to each such Responsible Participating Partner a note substantially in the form of
                    Exhibit I to the Partnership Agreement (modified to incorporate by reference the relevant provisions of this Agreement including Annex A hereto) payable to the order of such Responsible Participating Partner in the principal amount of such Non-Recourse Advance and dated the date of such Letter of Credit Payment Draw on such Primestar Primary LC.

          4.  Subordination of Participating Partner Advances to MOA/Service
              --------------------------------------------------------------
Agreement Obligations.  The obligations of Primestar to make payments to the
---------------------
Participating Partners in connection with the Non-Recourse Advances referred to in Sections 2 and 3 hereof, shall be subordinate and subject in right of payment, in the manner and to the extent set forth in Annex A hereto (which is by reference incorporated in and made a part hereof), to the obligations of Primestar to make payments to GE under the MOA and Service Agreement.

          5.  Rights of GE to Draw on Letters of Credit to Survive Primestar
              --------------------------------------------------------------
Bankruptcy; Participating Partners Entitled to Benefit of GE Mitigation
-----------------------------------------------------------------------
Obligation.  Each of the Participating Partners acknowledges and agrees that if
----------
at any time the MOA, Service Agreement and/or LC Addendum shall have been rejected or deemed rejected in any bankruptcy proceeding of Primestar, GE shall be entitled to make draws under the Letters of Credit and withdrawals from the GE Collateral Account in accordance with the terms of the LC Addendum (including without limitation Article 3F thereof) as if such rejection or deemed rejection had not occurred. GE, Primestar, and each of the Participating Partners agree that any duty GE may have to Primestar, a Participating Partner or any affiliate thereof to mitigate damages arising from any breach of the MOA, Service Agreement or LC Addendum by Primestar (including but not limited to any breach resulting from a rejection or deemed rejection) shall be limited to GE's mitigation obligation as specified in Article 3F of the LC Addendum. GE further agrees that such mitigation obligation shall run to the benefit of each Participating Partner and each such affiliate.

          6.  Warranties of GE in Connection with Draws on Letters of Credit and
              ------------------------------------------------------------------
Withdrawals from GE Collateral Account.  In connection with any draw by GE on a
--------------------------------------
Letter of Credit issued for the account of Primestar, with respect to which Primestar's reimbursement obligations are backed by Secondary LC's, guarantees of Participating Partners (or their affiliates), and/or collateral pledged by Participating Partners (or their affiliates), or for the account of a Participating Partner (or an affiliate thereof) and in connection with any withdrawal by GE from the GE Cash Collateral Account, GE makes the following warranties to Primestar and each such Participating Partner (i) effective upon presentment of its demand and drawing certificate or withdrawal notice, GE warrants that GE's presentation is not materially fraudulent and that honor of such presentation would not facilitate a fraud by GE on the issuer of the applicable Letter of Credit or on Primestar or such Participating Partner or its affiliate for whose account the Letter of Credit was issued; and (ii) effective at the time such Letter of Credit drawing or withdrawal of cash collateral is honored, GE warrants that such drawing or withdrawal does not violate the provisions of the LC Addendum. Except as provided in this Section 6, GE makes no warranties of any kind hereunder to any Participating Partner in connection with any draw by GE on any Letter of Credit or withdrawal by GE from the GE Cash Collateral Account.

          7.  Partnership Agreement Amendment.  If and to the extent that any
              -------------------------------
provisions of this Agreement are inconsistent with any provision of the Partnership Agreement, to the extent necessary to give effect to the terms and interest of this Agreement, but only to such extent, the provisions of this Agreement shall govern, and the conflicting provisions of the Partnership Agreement shall be deemed amended accordingly.

          8.  Further Assurances.  Each of the parties to this Agreement agrees
              ------------------
that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Agreement.

          9.  Miscellaneous.  This Agreement may not be amended or modified in
              -------------
any way, and none of the provisions herein may be waived, except in writing signed (i) by an authorized representative of the party against which the amendment, modification or waiver is sought to be enforced and (ii) in the case of any amendment, modification or waiver which is in effect an amendment to the Partnership Agreement, by the persons whose approval is then required under the provisions of the Partnership Agreement to effect an amendment to the Partnership Agreement; provided, however, that, unless GEA or GE, as the case
                       --------  -------
may be, would be adversely affected thereby, (a) any provision of this Agreement except Sections 4, 5 and 6 and this Section 9, may be amended, modified or waived without the consent of GE, (b) the consent of GEA shall not be required for any amendment, modification or waiver of any provision of this Agreement except Section 7 and clauses (b) and (c) of this Section 9 and (c) any provision of this Agreement which is not inconsistent with any provision of the Partnership Agreement may be amended or modified without the consent of GEA.

          Any Participating Partner may assign all of its rights and obligations under this Agreement in connection with the transfer of its entire Partnership Interest in accordance with the terms of the Partnership Agreement, to the transferee or transferees of such Partnership Interest, provided (x) any Partner Primary LC or Secondary LC issued for the account of such Participating Partner or one or more of its Affiliates shall have been replaced by a Partner Primary LC or Secondary LC, as the case may be, issued for the account of such transferee or transferees, and such replacement shall not have caused Primestar to fail to be in compliance with the LC Addendum or a Primestar Primary LC Reimbursement Agreement, (y) in the event there has been any draw under a Partner Primary LC or Secondary LC issued for the account of such Participating Partner or one or more of its Affiliates, the Participating Partner and such Affiliate(s) shall have irrevocably assigned to the transferee or transferees or one or more of their Affiliates all of their rights and obligations with respect to, or arising in connection with, all such draws, including without limitation with respect to all Non-Recourse Advances made or deemed to have been made by such Participating Partner under Section 2 or Section 3 of this Agreement which have not been repaid in accordance with the terms of this Agreement (including Section 4 and Annex A) and all Participating Partner Notes issued in connection therewith, any and all interest of the Participating Partner and its affiliates in amounts held in any Collateral Account, and any rights of the Participating Partner and its Affiliates under
Section 5 of this Agreement, and (z) such transferee or transferees shall have executed and delivered to each other party hereto an instrument pursuant to which each such transferee agrees to be bound by all of the terms of this Agreement as an additional party hereto. Upon such an assignment of its rights and obligations under this Agreement in accordance with the foregoing, such Participating Partner shall be released from all obligations under this Agreement. Subject to the foregoing, no party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including, without limitation, successors and permitted assigns of a Participating Partner's interest hereunder and in its Partnership Interests and successors and permitted assigns of the interests of the Participating Partner or its Affiliates in deemed Non-Recourse Advances).

          All notices, demands, requests, and other communications hereunder shall be in writing and shall be given as specified in Section 13.02 of the Partnership Agreement and, in the case of GE, to it at the following address (fax number) or such other address (fax number) as GE may designate in writing:

              Manager, Customer Contracts
              GE American Communications, Inc.
              Four Research Way
              Princeton, New Jersey  08540-6684
              Fax:  (609) 987-4440
              Phone:  (609) 987-4325

with a copy to:

              Vice President and General Counsel
              GE American Communications, Inc.
              Four Research Way
              Princeton, New Jersey  08540-6684
              Fax:  (609) 987-4233
              Phone:  (609) 987-4013

          Any waiver or failure to enforce any provision of this Agreement shall not be construed as a continuing waiver.

          If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without giving effect to its choice of law principles.)

          This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                                     -11A-

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                     PRIMESTAR PARTNERS L.P.


                     By
                       -----------------------------
                       Name:
                       Title:


                     GE AMERICOM SERVICES, INC.


                     By
                       -----------------------------
                       Name:
                       Title:


                     GE AMERICAN COMMUNICATIONS, INC.


                     By
                       -----------------------------
                       Name:
                       Title:

                             PARTICIPATING PARTNERS
                             ----------------------


COMCAST DBS, INC.                           TCI K-1, Inc.


By                                          By
  -------------------------------             -----------------------------
  Name:                                       Name:
  Title:                                      Title:


CONTINENTAL SATELLITE                       TW PROGRAMMING CO.
 COMPANY, INC.

                                            By
By                                            -----------------------------
  -------------------------------             a general partner
  Name:
  Title:                                    By
                                              -----------------------------
                                              Name:
                                              Title:
COX SATELLITE, INC.

                                            UNITED ARTISTS K-1

By                                          INVESTMENTS, INC.
  -------------------------------
  Name:
  Title:
                                          By
                                            -----------------------------
                                            Name:
                                            Title

NEW VISION SATELLITE

By:  NEWHOUSE SATELLITE, INC.,
       a general partner


By
  ----------------------------
  Name:
  Title:

                                     -13-